     As filed with the Securities and Exchange Commission on February 26, 2002


                                         REGISTRATION NO. 033-63560 and 811-7762
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO. 16                      [x]

                                  AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]

                                AMENDMENT NO. 18                             [x]

                        (CHECK APPROPRIATE BOX OR BOXES)
                              -------------------
                          FIRST EAGLE SOGEN FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

                                  ROBERT BRUNO
                         FIRST EAGLE SOGEN FUNDS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------
                                    COPY TO:
                            PAUL S. SCHREIBER, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                              -------------------

It is proposed that this filing will become effective (check appropriate box):

    [ ] immediately upon filing pursuant to paragraph (b)
    [x] on March 1, 2002 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              -------------------

                                                        First Eagle SoGen Funds



                                                           Prospectus
                                                           March 1, 2002

                                                           First Eagle SoGen
                                                           Global Fund

                                                           First Eagle SoGen
                                                           Overseas Fund

                                                           First Eagle
                                                           U.S. Value Fund

                                                           First Eagle SoGen
                                                           Gold Fund

                       P r o s p e c t u s

As with all mutual funds, these securities have neither been approved nor disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a criminal offense to claim otherwise.

                                               [FIRST EAGLE SOGEN FUNDS LOGO]

Thank you for your interest in First Eagle SoGen Funds Inc., (the 'Company'), managed by Arnhold and S. Bleichroeder Advisers, Inc., ('ASB Advisers' or the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings'). Jean-Marie Eveillard and Charles de Vaulx of ASB Advisers have primary responsibility for the management of the portfolios of the Company.



The Company currently consists of four portfolios, First Eagle SoGen Global Fund ('Global Fund'), First Eagle SoGen Overseas Fund ('Overseas Fund'), First Eagle U.S. Value Fund ('U.S. Value Fund') and First Eagle SoGen Gold Fund ('Gold Fund') (each, a 'Fund', collectively, the 'Funds'). This prospectus contains information about each of the Funds.


Investment Objective of the Funds


First Eagle SoGen Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. More specifically, to achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.


First Eagle SoGen Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Overseas Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets.


First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies.


First Eagle SoGen Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.


This prospectus provides important information about the above four Funds. We encourage you to read it carefully and keep it for future reference.

Table of Contents


                                                   PAGE
The Funds....................................        2
        Investment Objective and Principal
          Investment Strategies..............        2
        Related Investment Strategies........        5
        Principal Investment Risks...........        5
        The Funds' Performance...............        8
        Fees and Expenses....................       13
Our Management Team..........................       18
        The Adviser..........................       18
        Distribution and Shareholder Services
          Expenses...........................       19
About Your Investment........................       20
        How to Purchase Shares...............       20
        How Fund Share Prices Are
          Calculated.........................       21
        Purchases Through Dealers............       22
        Public Offering Price of Class A
          Shares.............................       22
        Purchasing Level-Load Class C Shares
          of Global Fund, Overseas Fund and
          U.S. Value Fund....................       27
        Bookshare Account Plan...............       28
        Where to Send Your Application.......       29
        Minimum Account Size.................       29
        Automatic Investment Program.........       30
Once You Become a Shareholder................       30
        Exchanging Your Shares...............       30
        Redemption of Shares.................       32
        Retirement Plans.....................       36
Information on Dividends, Distributions and
  Taxes......................................       36
Privacy Notice for Individual Shareholders...       38
How to Reach First Eagle SoGen Funds.........       40
Financial Highlights.........................       41
Useful Shareholder Information...............  (Back Cover)

                                   THE FUNDS

                            INVESTMENT OBJECTIVE AND
                        PRINCIPAL INVESTMENT STRATEGIES

First Eagle SoGen Global Fund


The investment objective of the Global Fund is long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.


First Eagle SoGen Overseas Fund


The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Argentina and Indonesia). The Overseas Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.



The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund may also invest up to 20% of its total assets in debt securities and there are no restrictions as to the rating of debt securities that the Fund may acquire. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Overseas Fund may also invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index.



First Eagle U.S. Value Fund



The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies. The U.S. Value Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.



The equity securities in which the U.S. Value Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The U.S. Value Fund may also invest up to 20% of its total assets in a combination of debt securities and securities of non-U.S. issuers. There are no restrictions as to the rating of debt securities that the Fund may acquire.



Investment Philosophy of Global Fund, Overseas Fund and U.S. Value Fund. The investment philosophy and strategy of the Global Fund, Overseas Fund and U.S. Value Fund can be broadly characterized as a 'value' approach, in that each of the Funds loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic value,' which the Adviser defines as what a rational investor would pay in cash for 100% of the company, and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.' Stocks deemed attractive under this analysis will typically be identified for acquisition or retention by the Funds, while stocks deemed unattractive under this analysis will typically be disposed of by the Funds.

First Eagle SoGen Gold Fund

The investment objective of the Gold Fund is growth of capital. To achieve its objective, the Fund will invest primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.


Under normal circumstances, at least 80% of the value of the Gold Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers principally engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Because of the Gold Fund's policy of investing primarily in securities of companies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries. Up to 20% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to the precious metals industry where the Adviser believes such securities are consistent with the Gold Fund's investment objective.


The Gold Fund may invest up to 20% of its total assets in debt securities and there are no restrictions as to the rating of debt securities that the Gold Fund may acquire. The Gold Fund may also invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index.


Changes in Investment Objective. Although no change is anticipated, the investment objective of the Overseas Fund, the U.S. Value Fund and the Gold Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

                         RELATED INVESTMENT STRATEGIES


The Funds may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract ('forward contract'). Although forward contracts may be used to protect the Funds from adverse currency movements, the use of such hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.


The Funds have the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers (U.S. issuers only in the case of the U.S. Value Fund). In such a case, the Funds may not be able to pursue, and may not achieve their investment objectives. It is impossible to predict whether, when or for how long the Funds will employ defensive strategies.


                           PRINCIPAL INVESTMENT RISKS

Market Risk

In general, the share price of each of the Funds moves up and down in reaction to stock market movements. This means that the value of the shares of each of the Funds can fall in value.

Foreign Investments Risks

Each of the Funds may invest in foreign securities. Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.


Debt Securities Risks



Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. The price of an investment in debt securities generally falls in value when interest rates rise.



Small and Medium Size Companies Risks -- Global Fund,
Overseas Fund and U.S. Value Fund



The Global Fund may and the Overseas Fund and the U.S. Value Fund will invest in smaller companies, which historically have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Company considers small companies to be companies with market capitalizations of less than $1 billion and medium size companies to have market capitalizations of less than $10 billion.


Political and Economic Risks -- Gold Fund

The Gold Fund maintains a policy of concentrating its investments in gold and other precious metal-related issues and is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Gold Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable.

If the Adviser concludes that a bull market in gold-related securities is not likely to develop or that any price appreciation that occurs is not likely to continue, the Adviser expects that it may recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. The decision to recommend liquidation will not, however, affect the right of the Gold Fund's shareholders to redeem their shares or to exchange their shares for shares of any other Fund without payment of any additional sales charge.

                             THE FUNDS' PERFORMANCE


Many factors affect an investment fund's performance. The following information provides some indication of the risks of investing in the Global Fund, the Overseas Fund or the Gold Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns over the periods indicated compare to those of a broad measure of market performance. Information on the U.S. Value Fund is not shown, as the U.S. Value Fund commenced investment operations on September 4, 2001 and therefore has only limited operating and performance history. As with all mutual funds, past performance is not an indication of future performance.


First Eagle SoGen Global Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                       Calendar Year Total Returns Chart

                    First Eagle SoGen Global Fund -- Class A

                          (Numbers are in percentages)

                                 [CHART]

'92       '93      '94      '95      '96      '97      '98      '99      '00      '01
8.41     26.15     2.52    15.24    13.64     8.54    (0.26)   19.56     9.72    10.21


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Global Fund.


Best Quarter   10.45%     Fourth Quarter 2001

Worst Quarter (10.98)%    Third Quarter 1998



The investment performance for the last quarter of 2001 was 10.45%.

The following table illustrates how the Global Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a widely followed unmanaged group of stocks from 23 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.





                     Average Annual Total Return Comparison
                           as of December 31, 2001(1)

-------------------------------------------------------------------------------------
                                                              Life of       Life of
                             1 Year    5 Years   10 Years   Class C(3)    Class I(3)
-------------------------------------------------------------------------------------
First Eagle SoGen Global Fund
   Class A Shares(2)
      Return Before
        Taxes.............    4.70%     8.54%     10.71%
      Return After Taxes
        on Distributions..    3.45%     4.70%     7.76%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares............    2.83%     5.09%     7.47%
   Class C Shares
      Return Before
        Taxes.............    9.44%      N/A       N/A        11.37%
   Class I Shares
      Return Before
        Taxes.............   10.45%      N/A       N/A                      10.16%
   MSCI World Index
    (reflects no deduction
    for fees, expenses or
    taxes)................  (16.82)%    5.37%     8.06%      (17.77)%       (1.08)%
-------------------------------------------------------------------------------------



(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle SoGen Overseas Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                   First Eagle SoGen Overseas Fund -- Class A

                          (Numbers are in percentages)

                                 [CHART]

'94      '95      '96      '97      '98      '99      '00      '01
7.79     11.79    14.53    3.02     2.53    33.19    5.68      5.35

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Overseas Fund.


Best Quarter   15.32%     Second Quarter 1999

Worst Quarter (13.82)%    Third Quarter 1998



The investment performance for the last quarter of 2001 was 9.57%.



The following table illustrates how the Overseas Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 21 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2001(1)


-----------------------------------------------------------------------------------
                                                 Life of     Life of     Life of
                             1 year    5 years  Class A(3)  Class C(3)  Class I(3)
-----------------------------------------------------------------------------------
First Eagle SoGen Overseas Fund
   Class A Shares(2)
      Return Before
        Taxes.............    0.08%     8.56%     10.35%
      Return After Taxes
        on Distributions..    0.08%     4.78%     7.39%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares............    0.05%     5.21%     7.18%
   Class C Shares
      Return Before
        Taxes.............    4.55%      N/A                   6.24%
   Class I Shares
      Return Before
        Taxes.............    5.53%      N/A                             10.00%
   MSCI EAFE Index
    (reflects no deduction
    for fees, expenses or
    taxes)................  (21.44)%    0.89%     3.30%      (20.59)%    (3.76)%
-----------------------------------------------------------------------------------



(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) Inception of Class A shares on August 31, 1993. Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle SoGen Gold Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                     First Eagle SoGen Gold Fund -- Class A

                          (Numbers are in percentages)

                                 [CHART]

'94      '95      '96      '97      '98      '99      '00      '01
(0.84)   1.28     0.89    (29.79)  (18.44)   8.09    (17.91)  37.31


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Gold Fund.


Best Quarter   26.18%     Third Quarter 1999

Worst Quarter (22.44)%    Fourth Quarter 1997



The investment performance for the last quarter of 2001 was 1.02%.



The following illustrates how the Gold Fund's average annual return for different calendar periods compares to the return of the Financial Times Gold Mines Index and the Morgan Stanley Capital International (MSCI) World Index. The Financial Times Gold Mines Index is an unmanaged index comprised of 32 gold mining companies. The MSCI World Index is a widely followed group of unmanaged stocks from 23 International Markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                            as of December 31, 2001



------------------------------------------------------------------------
                                                       Since inception
                                                           of Fund
                                   1 Year   5 Years   (August 31, 1993)
------------------------------------------------------------------------
First Eagle SoGen Gold Fund
   Class A Shares(1)
    Return Before Taxes.........   30.45%    (7.66)%       (2.98)%
    Return After Taxes on
      Distributions.............   29.85%    (9.12)%       (4.28)%
    Return After Taxes on
      Distributions and Sale of
      Fund Shares...............   18.52%    (6.69)%       (2.95)%
   FT Gold Mines Index (reflects
    no deduction for fees,
    expenses or taxes)..........   22.68%   (14.39)%       (9.23)%
   MSCI World Index (reflects no
    deduction for fees, expenses
    or taxes)...................  (16.82)%    5.37%         7.75%
------------------------------------------------------------------------



(1) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                               FEES AND EXPENSES

The following information describes the fees and expenses you may pay if you buy and hold shares of each Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Fund's assets and are therefore incurred by shareholders indirectly.

First Eagle SoGen Global Fund's Fees and Expenses


-----------------------------------------------------------------------------
                                                 Class A   Class C   Class I
-----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%    None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................  None       1.00%    None
   Redemption Fee (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 60 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1) Fees...................   0.25%     1.00%    None
   Other Expenses*.............................   0.39%     0.39%     0.39%
-----------------------------------------------------------------------------
   Total Annual Operating Expenses.............   1.39%     2.14%     1.14%
-----------------------------------------------------------------------------



* Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2001.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
   Class A shares......................   $634     $918     $1,222     $2,085
   Class C shares......................   $317     $670     $1,149     $2,472
   Class I shares......................   $116     $362     $  628     $1,386
-------------------------------------------------------------------------------



Since only Class C shares of the Global Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:


-------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
   Class C shares......................   $217     $670     $1,149     $2,472
-------------------------------------------------------------------------------

First Eagle SoGen Overseas Fund's Fees and Expenses


---------------------------------------------------------------------------
                                             Class A      Class C   Class I
---------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price).................................   5.00%        None       None
   Maximum Deferred Sales Charge (Load) as
    a percentage of the lesser of your
    purchase or redemption price...........    None       1.00%       None
   Redemption Fee (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 60 days of
    purchase)..............................   2.00%       2.00%      2.00%
   Annual Operating Expenses
   Management Fees.........................   0.75%       0.75%      0.75%
   Distribution (12b-1) Fees...............   0.25%       1.00%       None
   Other Expenses*.........................   0.53%       0.53%      0.53%
---------------------------------------------------------------------------
   Total Annual Operating Expenses.........   1.53%       2.28%      1.28%
---------------------------------------------------------------------------



* Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2001.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------------
   Class A shares..................   $648     $959     $1,292     $2,232
   Class C shares..................   $331     $712     $1,220     $2,615
   Class I shares..................   $130     $406     $  702     $1,545
---------------------------------------------------------------------------



Since only Class C shares of the Overseas Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:



---------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------------
   Class C shares..................   $231     $712     $1,220     $2,615
---------------------------------------------------------------------------

First Eagle U.S. Value Fund's Fees and Expenses



----------------------------------------------------------------------------
                                                 Class A   Class C   Class I
----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%     1.00%     None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................   None       1.00%    None
   Redemption Fee (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 60 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1) Fees...................   0.25%     1.00%     None
   Other Expenses*.............................   2.34%     2.34%     2.40%
----------------------------------------------------------------------------
   Total Annual Operating Expenses Before
    Expense Reimbursement*.....................   3.34%     4.09%     3.15%
   Less Expense Reimbursement
    (extends through 12/31/02)*................   1.84%     1.84%     1.90%
   Net Annual Operating Expenses*..............   1.50%     2.25%     1.25%
----------------------------------------------------------------------------



 * Estimated based on expenses anticipated for the first year of the Fund's operations. Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses do not include the Fund's organizational expenses incurred prior to the initial offering of shares and would have been higher had such expenses been included.



   The Adviser has contractually agreed to limit net annual operating expenses of the U.S. Value Fund to an annual rate of 1.50% of average net assets with respect to Class A shares, 2.25% of average net assets with respect to Class C shares and 1.25% of average net assets with respect to Class I shares, in each case until December 31, 2002.



Example



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.



Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



---------------------------------------------------------------------------
                                                           1 Year   3 Years
---------------------------------------------------------------------------
   Class A shares........................................   $645     $950
   Class C shares........................................   $426     $796
   Class I shares........................................   $127     $397
---------------------------------------------------------------------------

Since only Class C shares of the U.S. Value Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the U.S. Value Fund at the end of the following periods:



---------------------------------------------------------------------------
                                                           1 Year   3 Years
---------------------------------------------------------------------------
   Class C shares........................................   $326     $796
---------------------------------------------------------------------------


First Eagle SoGen Gold Fund's Fees and Expenses


---------------------------------------------------------------------------
                                                              Class A
---------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as a percentage
    of public offering price)...............................    5.00%
   Maximum Deferred Sales Charge (Load) as a percentage of
    the lesser of your purchase or redemption price.........     None
   Redemption Fee (as a percentage of the lesser of your
    purchase price of the amount redeemed within 60 days of
    purchase)...............................................    2.00%

   Annual Operating Expenses
   Management Fees..........................................    0.75%
   Distribution (12b-1) Fees................................    0.25%
   Other Expenses*..........................................    1.65%
---------------------------------------------------------------------------
   Total Annual Operating Expenses..........................    2.65%
---------------------------------------------------------------------------



* Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2001.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                        1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   Class A shares.....................   $755    $1,282    $1,835     $3,334
-----------------------------------------------------------------------------

                              OUR MANAGEMENT TEAM

The Adviser


The Adviser of the Company is Arnhold and S. Bleichroeder Advisers, Inc., a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ASB Holdings is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder Holdings, Inc. ASB Holdings has used its experience and worldwide contacts to provide, directly or through its affiliates, asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.



Jean-Marie Eveillard, Co-President of the Company, and Charles de Vaulx, Senior Vice President of the Company, are primarily responsible for the day-to-day management of the Company's investment portfolios. Mr. Eveillard has acted in such capacity since the inception of each of the Overseas Fund, the U.S. Value Fund and the Gold Fund and, with respect to the Global Fund, since 1979.
Mr. Eveillard is an officer of ASB Holdings and was formerly a Director and President or Executive Vice President of Societe Generale Asset Management Corp. ('SGAM Corp.') since 1990. Mr. de Vaulx is an officer of ASB Holdings and was formerly associated with SGAM Corp. since 1987.


The Adviser is responsible for the management of each of the Funds' portfolios and constantly reviews their holdings in the light of its own research analysis and those of other relevant sources. In return for its services, the Funds pay the Adviser a fee at the annual rate of the average daily value of its net assets as follows:


Global Fund...........  1.00% of the first $25 million and 0.75%
                        of the excess over $25 million
Overseas Fund.........  0.75%
U.S. Value Fund.......  0.75%
Gold Fund.............  0.75%

Distribution and Shareholder Services Expenses


The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by Arnhold and S. Bleichroeder, Inc. ('ASB'), the Funds' principal underwriter and, like ASB Advisers, a wholly owned subsidiary of ASB Holdings. Class A shares of each of the Funds and level-load Class C shares of the U.S. Value Fund are subject to the sales charges described under 'About Your Investment -- Public Offering Price of Class A Shares' and ' -- Purchasing Level-Load Class C Shares of Global Fund, Overseas Fund and U.S. Value Fund,' respectively.



Each of the Funds has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund pays ASB distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class A shares and distribution related fees as well as service fees at a combined annual rate of 1.00% of the average daily net asset value of the Fund attributable to its Class C shares (except for the Gold Fund, which does not issue Class C shares). ASB has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases. ASB is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. However, ASB will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in Fund accounts. ASB bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by ASB in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year. Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund do not participate in the plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.


                             ABOUT YOUR INVESTMENT

Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:


---------------------------------------------------------------------------
               Minimum Investments                   Initial    Subsequent
---------------------------------------------------------------------------
   Global Fund Class A............................  $1,000         $100
   Global Fund Class C............................  $1,000         $100
   Global Fund Class I*...........................  $1 million     $100
   Overseas Fund Class A..........................  $1,000         $100
   Overseas Fund Class C..........................  $1,000         $100
   Overseas Fund Class I*.........................  $1 million     $100
   U.S. Value Fund Class A........................  $1,000         $100
   U.S. Value Fund Class C........................  $1,000         $100
   U.S. Value Fund Class I*.......................  $1 million     $100
   Gold Fund Class A..............................  $1,000         $100
---------------------------------------------------------------------------



* The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Global Fund, the Overseas Fund or the U.S. Value Fund. The minimum may be waived for Class I shares for sponsors of 401(k) Plans and wrap fee programs if approved by ASB, the Fund's principal underwriter.


The Automatic Investment Program and Automatic Exchange Program each requires a minimum initial investment of $100 per Fund. 'Starter' checks and third-party checks will not be accepted for purposes of opening a new account. The Company reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Company employees and directors and officers of the Adviser. A Fund's shares may be purchased through authorized dealers or through ASB, the Funds' principal underwriter. A completed and signed application is required to open an initial account with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.

The principal underwriter reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.


The Company and ASB each reserves the right to refuse any order for purchase of shares and to cancel any purchase due to nonpayment. Share purchases are not binding on the Company or ASB until they are confirmed by the Funds' transfer agent, DST Systems, Inc. ('DST') as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his check or Automated Clearing House ('ACH') transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.


How Fund Share Prices Are Calculated

Net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange ('NYSE'), normally 4:00 p.m. E.S.T. on each day during which the NYSE is open for trading. The net asset value per share of each class of shares of each Fund is computed by dividing the total current value of the assets of the relevant Fund, which are attributable to the share class, less the total liabilities of the Fund which are attributable to the share class, by the total number of shares of the share class outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds' share value may change on days when shareholders will not be able to purchase or redeem the Funds' shares.


Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to ASB prior to the latter's close of business, will be effected based on the net asset value per share determined as of the close of trading on the NYSE that day. If an order is received by DST or by the dealer after the close of the NYSE, it will be priced on the next day that the NYSE is open for trading. Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund are not subject to sales charges.

Purchases Through Dealers


Investors may purchase a Fund's shares through selected securities dealers with whom ASB has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact ASB at (800) 747-2008. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to ASB, the Funds' principal underwriter. Certain broker-dealers or financial services firms may purchase shares at their net asset value per share without a sales commission and charge investors a transaction charge or other advisory fee through a wrap fee or other similar program. Class A shares of each Fund are sold with a front-end sales commission. Class C shares of the Global Fund, the Overseas Fund and the U.S. Value Fund are sold with a 'level-load' (consisting, in the case of the Global Fund and the Overseas Fund, of an annual distribution (Rule 12b-1) fee, and in the case of the U.S. Value Fund only, of a front-end sales commission and an annual Rule 12b-1 fee). Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund are sold principally to institutional investors purchasing in quantities of $1 million or more.


Public Offering Price of Class A Shares


The public offering price at which share transactions will be effected will be equal to the net asset value per share plus, in the case of Class A shares of each Fund, a sales charge. The sales charges applicable to Class A shares currently in effect are as follows:


-------------------------------------------------------------------------------------
                             Sales Charge as a percentage of      Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested   Offering Price
-------------------------------------------------------------------------------------
   Less than $25,000.....       5.00%              5.26%                 4.50%
   $25,000 but less than
    $50,000..............       4.50               4.71                  4.25
   $50,000 but less than
    $100,000.............       4.00               4.17                  3.75
   $100,000 but less than
    $250,000.............       3.25               3.36                  3.00
   $250,000 but less than
    $500,000.............       2.50               2.56                  2.25
   $500,000 but less than
    $1,000,000...........       1.50               1.52                  1.25
   $1,000,000 and
    over*................       0.00               0.00                  0.00
-------------------------------------------------------------------------------------

Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

ASB reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. ASB may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.




*Class A Contingent Deferred Sales Charge


There is no initial sales charge on purchases of Class A shares of any of the Funds aggregating $1 million. ASB, as the Funds' principal underwriter, may pay dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more on purchases of Class A shares that were not previously subject to a front-end sales charge and dealer commission.


If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the 'Class A contingent deferred sales charge') may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions), or (2) the original net asset value of the redeemed shares.


In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, will be redeemed first. Other shares will then be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on exchanges of Class A shares under the Funds' exchange privilege. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charge will apply.


Employer sponsored retirement plans making an initial purchase of Class A shares of any of the Funds of $1 million or more, or that have or expect to have 100 or more participants in an omnibus or pooled account within the relevant Fund, may invest with no sales charge. These plans may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of their purchase.


Reducing the Sales Charge

As shown in the table under 'Public Offering Price of Class A Shares,' the size of the total investment in Class A shares of a Fund will affect the sales charge on the investment. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his dealer, ASB or DST of the applicability of one of the following:

Aggregation. The investment schedule applies to the total amount being invested in Class A shares by any 'person,' which term includes an individual, his spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge.

Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.

Rights of Accumulation. A Fund's Class A shares may be purchased at a reduced sales charge by a 'person' (as defined above in 'Aggregation') who is already a shareholder in the Funds by calculating the amount being invested together with the current net asset value of the shares of any share class of any Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to these 'Rights of Accumulation,' the investor must notify his dealer, ASB or DST at the time of purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse, parents or children and the specific relationship of each such other person to the investor.

Letter of Intention. A 'person' (as defined above in 'Aggregation') may also qualify for a reduced sales charge by completing the Letter of Intention (the 'Letter') contained in the New Account Application or a form for this purpose which may be obtained by contacting the Company at (800) 334-2143. This enables the investor to aggregate purchases of shares of any share class of any Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his dealer, ASB or DST that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.


Sales at Net Asset Value. Class A shares of each Fund may be sold at net asset value per share (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and 'rabbi trusts.' Investors may be charged a fee if they effect transactions in Class A shares through a broker or agent. Class A Shares of the Funds may also be sold at net asset value per share to current officers, directors and employees of the Company, ASB Advisers, ASB, ASB Holdings, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue Class A shares at net asset value per share in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of Class A shares at net asset value per share described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to ASB or DST at the time of purchase on a form for this purpose as available from the Company.


Reinstatement Privilege

In addition, an investor is entitled to a one-time per account privilege to reinvest in Class A shares of any Fund the proceeds of a full or partial redemption of shares from another Fund at the then applicable net asset value per share without payment of a sales charge. To exercise this privilege the investor must submit to ASB or DST, within 60 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any Fund to an IRA or other tax qualified retirement plan account in any Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.

Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.


Purchasing Level-Load Class C Shares of Global Fund, Overseas Fund and U.S. Value Fund



Level-load Class C shares of the Global Fund and the Overseas Fund can be purchased through an investment professional at net asset value per share. Investors in the Global Fund and the Overseas Fund do not have to pay sales charges on Class C shares, but may pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is lower (called the 'Class C contingent deferred sales charge'), on shares sold or redeemed within the first year of purchase. Level-load Class C shares of the U.S. Value Fund can be purchased through an investment professional at net asset value per share, plus a sales charge. Investors in the U.S. Value Fund pay a front-end sales commission on Class C shares equal to 1.00% of the purchase price, and may pay a Class C contingent deferred sales charge on shares sold or redeemed within the first year of purchase.



Class C shares are also available through 401(k) plans. Investors purchasing Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.



Level-load Class C shares of each of the Funds carry an annual 1.00% Rule 12b-1 fee. Because the Rule 12b-1 fee is paid from your investment in a Fund on an ongoing basis, over time these fees may ultimately cost more than paying other types of sales charges. The Distribution Plans and Agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described under 'Our Management Team-Distribution and Shareholder Services Expenses.' In addition to the fees described above, distributors of shares of the Funds are normally paid a separate initial 1.00% fee on the sale of Class C shares by the underwriter. Distributors of Class C shares of each Fund that are not subject to a Class C contingent deferred sales charge will be paid this distribution fee and the service fee on a quarterly basis.


Bookshare Account Plan

To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with the Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his account. Stock certificates will not be issued for the shares of any Fund.

Where to Send Your Application

Shares of a Fund may be purchased through ASB by mailing a check made payable to The First Eagle SoGen Funds along with the completed New Account Application to The First Eagle SoGen Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. Shares may also be purchased through ASB by ACH transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds.

Investors may purchase a Fund's shares through selected securities dealers with whom ASB has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please call ASB at (800) 747-2008. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to any applicable sales load. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to ASB, the Funds' principal underwriter.

Minimum Account Size


Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account if the value of that account drops below $500, except accounts for shareholders currently participating in the Automatic Investment Program. The Company also reserves the right to redeem shares in any Class I account of the Global Fund, the Overseas Fund or the U.S. Value Fund if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 60 days to make an additional investment to bring his account value to the stated minimum before the redemption is processed.

Automatic Investment Program


Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of the Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least 30 days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100, if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in 'Redemption of Shares.' The Company may amend or cease to offer the Automatic Investment Program at any time.


                         ONCE YOU BECOME A SHAREHOLDER

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares


Shareholders or authorized parties are entitled to exchange some or all of their shares of any First Eagle SoGen Fund for shares of any other First Eagle SoGen Fund or any of the funds offered by First Eagle Funds. Class A shares of a Fund may be exchanged for Class A shares of any First Eagle SoGen Fund or any First Eagle Fund; Class C shares of a Fund may be exchanged for Class C shares of any First Eagle SoGen Fund or any First Eagle Fund; and Class I shares of a Fund may be exchanged for Class I shares of any First Eagle SoGen Fund or Class Y shares of any First Eagle Fund. Shares will be exchanged at their respective net asset values per share computed as of the close of trading on the NYSE on the day the exchange is requested. There is no charge for the exchange privilege.

Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. In addition, because you may be subject to different fees, expenses and shareholder policies when you make an exchange, you should carefully review the prospectus of the fund into which you plan to exchange. Exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges, to effect exchanges, or to request a prospectus for First Eagle Funds, contact the Company at (800) 334-2143. The Company reserves the right to limit or terminate the exchange privilege as to any shareholder who makes exchanges more than six times a year (other than through the Automatic Exchange Program or a similar periodic investment program).


Automatic Exchange Program

Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in 'Exchanging Your Shares' above.

Conversion


Class A shares of the Global Fund, the Overseas Fund or the U.S. Value Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value, per share of these share classes shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact your dealer, financial intermediary or the Funds at (800) 334-2143.

Dividend Direction Plan

Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any applicable sales charge in shares of any share class of any Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST by telephone at (800) 334-2143.

Redemption of Shares

Shareholders have the right to redeem all or any part of their shares of a Fund for cash at their net asset per share value next computed after receipt of the redemption request in the proper form. Shareholders may redeem either through authorized dealers, through ASB or by telephone. Shares held in the dealer's 'street name' must be redeemed through the dealer.

Redemption through Dealers

Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to ASB. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through ASB

Shareholders may redeem their Fund shares through their dealer or from ASB by transmitting written redemption instructions to The First Eagle SoGen Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324.

Redemption requests must meet all the following requirements to be considered in the proper form:

    1. Written and signed instructions from the registered owner(s) must be received by DST

    2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder.

    3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

    4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Company will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to 15 days. Investors who wish to avoid any such delay should purchase shares by bank wire. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee of $7.50 will be deducted from such proceeds.

Redemption Fee

Class A, Class C and Class I shares of each Fund are assessed a 'redemption fee' of 2% of the current net asset value per share of the shares if sold or exchanged within 60 days of the original investment. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is currently waived for qualified retirement plans, wrap programs and certain accounts investing through omnibus positions and the Company reserves the right to impose redemption fees on shares held by such shareholders. This fee may be modified or discontinued at any time. These fees do not represent a deferred sales charge nor a commission paid to ASB. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.

Telephone Privileges

Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if the shareholder has a preauthorized form on file with the transfer agent. Neither the Company nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of the Company to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

Telephone redemption requests received prior to the close of business on the NYSE on any business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Systematic Withdrawal Plan

A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan monthly or quarterly. A check in a stated amount of not less than $50 will be mailed to the shareholder on or about the 3rd day, 15th day, or 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value per share. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check within 15 days of their expected withdrawal date, will not begin distribution until the following month due to the 15-day hold on check purchases. The Company may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Company offers a variety of retirement plans such as IRA, Roth-IRA, SEP, SIMPLE IRA and Education IRA and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.


Retirement plans may purchase Class I shares of the Global Fund, the Overseas Fund or the U.S. Value Fund provided they meet the minimum initial investment amount of $1 million or the plan has or expects to have 100 or more participants in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.



Retirement plans requiring the payment of such fees, including 'finder's fees,' may purchase Class A shares of the Global Fund, the Overseas Fund or the U.S. Value Fund without an initial sales charge, but may be subject to a Class A contingent deferred sales charge on such investments. See 'Public Offering Price of Class A Shares -- Class A Contingent Deferred Sales Charge.'


                           INFORMATION ON DIVIDENDS,
                            DISTRIBUTIONS AND TAXES


It is the policy of each Fund to make periodic distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Funds at net asset value per share calculated as of the payment date. The Funds pay both income dividends and capital gain distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the Funds will be reduced by the amount of such payment.


Each Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.


Shareholders normally will be taxed on the income dividends and capital gain distributions they receive from a Fund whether received in additional shares or cash. Distributions of capital gains may be taxed at different rates, depending on the length of time the Fund holds the assets to which such gains relate. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.


Tax issues can be complicated. Exchanges of shares of the Funds are treated as sales and purchases and subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By January 31st of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

                               PRIVACY NOTICE FOR
                            INDIVIDUAL SHAREHOLDERS



First Eagle SoGen Funds is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Company changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.



Why This Privacy Policy Applies to You



You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Company, and are therefore covered by this privacy policy.



What We Do to Protect Your Personal Information



We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.



Personal Information That We Collect and May Disclose



As part of providing you with the Company's products and services, we may obtain nonpublic personal information about you from the following sources:



 Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;



 Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

 Information from public records we may access in the ordinary course of business.



Categories of Affiliates to Whom We May Disclose Personal Information



We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.



When We May Disclose Your Personal Information to Unaffiliated Third Parties



We will only share your personal information collected, as described above, with unaffiliated third parties:



 At your request;



 When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Company's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);



 With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or



 When required by law to disclose such information to appropriate authorities.



We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.



What We Do With Personal Information about Our Former Customers



If you decide to discontinue doing business with us, the Company will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

                                  HOW TO REACH
                            FIRST EAGLE SOGEN FUNDS

You can send all requests for information or transactions to:

    Regular Mail:
    First Eagle SoGen Funds
    P.O. Box 219324
    Kansas City, MO 64121-9324

    or

    Overnight Mail:
    First Eagle SoGen Funds
    c/o DST Systems, Inc.
    330 West 9th Street
    Kansas City, MO 64105-1807

You can contact us by telephone at (800) 334-2143.

                              FINANCIAL HIGHLIGHTS


The Financial Highlights Table is intended to help you understand the financial performance of the Global Fund, the Overseas Fund and the Gold Fund for the past five fiscal years. Because the U.S. Value Fund commenced operations on September 4, 2001, the Financial Highlights Table contains information for the Fund only from its commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Company changed its fiscal year-end to October 31 beginning October 31, 2000. This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is contained in the Company's Annual Report and incorporated in the Statement of Additional Information. The Annual Report and the Statement of Additional Information are available upon request.

                         FIRST EAGLE SOGEN FUNDS, INC.
                              FINANCIAL HIGHLIGHTS


                                                          Year Ended October 31,
                                           --------------------------------------------------
                                                                  2001
                                           --------------------------------------------------
                                           Class A             Class I               Class C
---------------------------------------------------------------------------------------------
First Eagle SoGen Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period.....  $25.47               $25.53                $25.44
                                           ------               ------                ------
Income from investment operations:
 Net investment income...................    0.53                 0.58                  0.26
 Net realized and unrealized gains
   (losses) on investments...............    1.45                 1.44                  1.53
                                           ------               ------                ------
 Total from investment operations........    1.98                 2.02                  1.79
                                           ------               ------                ------
Less distributions:
 Dividends from net investment income....  (1.39)               (1.47)                (1.36)
 Distributions from capital gains........  (3.19)               (3.19)                (3.19)
                                           ------               ------                ------
 Total distributions.....................  (4.58)               (4.66)                (4.55)
                                           ------               ------                ------
   Net asset value, end of period........  $22.87               $22.89                $22.68
                                           ------               ------                ------
                                           ------               ------                ------
TOTAL RETURN'DD'.........................     9.0%                 9.2%                  8.1%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (millions).....  $1,512               $   35                $   11
Ratio of operating expenses to average
 net assets'D'...........................     1.4%'D'              1.1%'D'               2.1%'D'
Ratio of net investment income to average
 net assets'D'...........................     2.2%'D'              2.5%'D'               1.1%'D'
Portfolio turnover rate..................    29.0%                29.0%                 29.0%
---------------------------------------------------------------------------------------------




                                                         Year Ended October 31,
                                           --------------------------------------------------
                                                                  2001
                                           --------------------------------------------------
                                           Class A             Class I               Class C
---------------------------------------------------------------------------------------------
First Eagle SoGen Overseas Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period.....  $14.31               $14.34                $14.31
                                           ------               ------                ------
Income from investment operations:
 Net investment income (loss)............    0.11                 0.13                 (0.01)
 Net realized and unrealized gains
   (losses) on investments...............    0.19                 0.19                  0.21
                                           ------               ------                ------
 Total from investment operations........    0.30                 0.32                  0.20
                                           ------               ------                ------
Less distributions:
 Dividends from net investment income....  (0.76)               (0.81)                (0.72)
 Distributions from capital gains........  (2.64)               (2.64)                (2.64)
                                           ------               ------                ------
 Total distributions.....................  (3.40)               (3.45)                (3.36)
                                           ------               ------                ------
   Net asset value, end of period........  $11.21               $11.21                $11.15
                                           ------               ------                ------
                                           ------               ------                ------
TOTAL RETURN'DD'.........................     2.0%                 2.2%                  1.2%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (millions).....  $  409               $   61                $    6
Ratio of operating expenses to average
 net assets'D'...........................     1.5%'D'              1.3%'D'               2.3%'D'
Ratio of net investment income to average
 net assets'D'...........................     0.9%'D'              1.1%'D'              (0.1%)'D'
Portfolio turnover rate..................    17.3%                17.3%                 17.3%



          Please see Footnotes to the Financial Highlights on page 46.

         Period from April 1, 2000 to
                 October 31,                                      Year Ended March 31,
     -------------------------------------           -----------------------------------------------
                   2000                                     2000                     1999
     -------------------------------------           --------------------  -------------------------
     Class A     Class I  Class C'D''D''D'            Class A   Class I       Class A  Class I'D''D'
     -------------------------------------           -----------------------------------------------
     $25.05      $25.07        $24.97                 $22.90     $22.90       $27.42      $24.59
     ------      ------        ------                 ------     ------       ------      ------
       0.41        0.45          0.11                   0.66       0.71         0.63        0.30
       0.01        0.01          0.36                   4.29       4.31        (2.73)      (1.47)
     ------      ------        ------                 ------     ------       ------      ------
       0.42        0.46          0.47                   4.95       5.02        (2.10)      (1.17)
     ------      ------        ------                 ------     ------       ------      ------
       --         --            --                     (1.07)     (1.12)       (0.83)        --
       --         --            --                     (1.73)     (1.73)       (1.59)      (0.52)
     ------      ------        ------                 ------     ------       ------      ------
       --         --            --                     (2.80)     (2.85)       (2.42)      (0.52)
     ------      ------        ------                 ------     ------       ------      ------
     $25.47      $25.53        $25.44                 $25.05     $25.07       $22.90      $22.90
     ------      ------        ------                 ------     ------       ------      ------
     ------      ------        ------                 ------     ------       ------      ------
        1.7%#       1.8%#         1.9%#                 22.2%      22.5%        (8.0%)      (4.7%)#
     $1,614      $   14        $    1                 $1,790     $   16       $2,063      $   12
        1.4%*'D'    1.1%*'D'      1.9%*'D'               1.3%       1.1%         1.2%        1.0%*
        2.8%*'D'    3.0%*'D'      1.1%*'D'               2.7%       2.9%         2.8%        3.0%*
       11.9%       11.9%         11.9%                  15.6%      15.6%         9.9%        9.9%


     ---------------
      1998     1997
     ------   ------
     Class    Class
       A        A
     ---------------
     $26.68   $26.09
     ------   ------
       1.47     0.76
       2.10     1.66
     ------   ------
       3.57     2.42
     ------   ------
      (1.36)   (1.09)
      (1.47)   (0.74)
     ------   ------
      (2.83)   (1.83)
     ------   ------
     $27.42   $26.68
     ------   ------
     ------   ------
       14.4%     9.5%
     $4,035   $3,908
        1.2%     1.2%
        2.8%     3.1%
       20.6%    12.9%



       Period from April 1, 2000 to
                 October 31,                                     Year Ended March 31,
     ---------------------------------------          -----------------------------------------------
                   2000                                      2000                    1999
     ---------------------------------------          ---------------------  ------------------------
     Class A     Class I   Class C'D''D''D'            Class A   Class I      Class A   Class I'D''D'
     ---------------------------------------          -----------------------------------------------
     $14.41       $14.43        $14.14                 $11.36     $11.37       $13.52     $12.31
     ------       ------        ------                 ------     ------       ------     ------
       0.19         0.21          --                     0.28       0.31         0.15       0.41
     (0.29)       (0.30)          0.17                   3.59       3.59        (0.97)     (1.10)
     ------       ------        ------                 ------     ------       ------     ------
     (0.10)       (0.09)          0.17                   3.87       3.90        (0.82)     (0.69)
     ------       ------        ------                 ------     ------       ------     ------
       --          --             --                    (0.18)     (0.20)       (0.57)      --
       --          --             --                    (0.64)     (0.64)       (0.77)     (0.25)
     ------       ------        ------                 ------     ------       ------     ------
       --          --             --                    (0.82)     (0.84)       (1.34)     (0.25)
     ------       ------        ------                 ------     ------       ------     ------
     $14.31       $14.34        $14.31                 $14.41     $14.43       $11.36     $11.37
     ------       ------        ------                 ------     ------       ------     ------
     ------       ------        ------                 ------     ------       ------     ------
       (0.7%)#      (0.6%)#        1.2%#                 34.5%      34.8%        (6.5%)     (5.5%)#
     $  390       $   28        $    1                 $  450     $   27       $  453     $    3
        1.4%*'D'     1.2%*'D'      2.0%*'D'               1.3%       1.2%         1.3%       1.0%*
        2.2%*'D'     2.5%*'D'     (0.1%)*'D'              2.1%       2.1%         2.2%       2.0%*
       17.3%        17.3%         17.3%                  26.6%      26.6%         9.3%       9.3%

     ---------------
       1998     1997
     ------   ------
     Class    Class
       A        A
     ---------------
     $13.84   $13.26
     ------   ------
       0.88     0.61
       0.31     0.95
     ------   ------
       1.19     1.56
     ------   ------
      (0.83)   (0.60)
      (0.68)   (0.38)
     ------   ------
      (1.51)   (0.98)
     ------   ------
     $13.52   $13.84
     ------   ------
     ------   ------
       10.0%    12.2%
     $1,007   $  953
        1.2%     1.3%
        2.2%     2.3%
       22.1%    15.2%



          Please see Footnotes to the Financial Highlights on page 46.

                         FIRST EAGLE SOGEN FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)



--------------------------------------------------------------------------------------------------
                                                            Period from September 4, 2001
                                                                 to October 31, 2001
                                                    ---------------------------------------------
                                                    Class A            Class I            Class C
--------------------------------------------------------------------------------------------------
First Eagle U.S. Value Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $10.00             $10.00             $10.00
                                                    ------             ------             ------
Income from investment operations:
 Net investment loss..............................    --                 --                (0.02)
 Net realized and unrealized gains on
   investments....................................    0.16               0.16               0.16
                                                    ------             ------             ------
Total from investment operations..................    0.16               0.16               0.14
                                                    ------             ------             ------
Less distributions:
 Dividends from net investment income.............    --                 --                 --
 Distributions from capital gains.................    --                 --                 --
                                                    ------             ------             ------
Total distributions...............................    --                 --                 --
   Net asset value, end of period.................  $10.16             $10.16             $10.14
                                                    ------             ------             ------
                                                    ------             ------             ------

TOTAL RETURN'DD'..................................     1.6%               1.6%               1.4%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (millions)................  $    7             $   17             $    2
Ratio of operating expenses to average net
 assets...........................................     1.5%*'D'           1.3%*'D'           2.3%*'D'
Ratio of net investment income to average net
 assets...........................................    (0.2%)*'D'          0.1%*'D'          (1.0%)*'D'
Portfolio turnover rate...........................     2.6%               2.6%               2.6%



          Please see Footnotes to the Financial Highlights on page 46.

                         FIRST EAGLE SOGEN FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)



----------------------------------------------------------------------------------------------
                                       Period from
                       Year Ended    April 1, 2000 to
                       October 31,     October 31,              Year Ended March 31,
                       -----------   ----------------   ------------------------------------
                         2001           2000             2000     1999      1998      1997
----------------------------------------------------------------------------------------------
First Eagle SoGen Gold Fund
SELECTED PER SHARE
 DATA
Net asset value,
 beginning of
 period..............    $  4.44         $  5.17        $ 5.44   $  7.31   $ 10.60   $ 12.25
                         -------         -------        ------   -------   -------   -------
Income from
 investment
 operations:
 Net investment
   income............       0.02            0.09          0.15      0.16      0.13      0.26
 Net realized and
   unrealized gains
   (losses) on
   investments.......       1.92           (0.82)        (0.27)    (1.82)    (3.03)    (1.75)
                         -------         -------        ------   -------   -------   -------
 Total from
   investment
   operations........       1.94           (0.73)        (0.12)    (1.66)    (2.90)    (1.49)
                         -------         -------        ------   -------   -------   -------
Less distributions:
 Dividends from net
   investment
   income............      (0.21)        --              (0.15)    (0.21)    (0.39)    (0.14)
 Distributions from
   capital gains.....     --             --               --       --        --        (0.02)
                         -------         -------        ------   -------   -------   -------
 Total
   distributions.....      (0.21)        --              (0.15)    (0.21)    (0.39)    (0.16)
                         -------         -------        ------   -------   -------   -------
   Net asset value,
    end of period....    $  6.17         $  4.44        $ 5.17   $  5.44   $  7.31   $ 10.60
                         -------         -------        ------   -------   -------   -------
                         -------         -------        ------   -------   -------   -------
TOTAL RETURN'DD'.....       45.2%          (14.1%)#       (2.5%)   (22.8%)   (27.2%)   (12.2%)
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period (millions)...    $    13         $    10        $   13   $    18   $    31   $    53
Ratio of operating
 expenses to average
 net assets..........        2.7%            2.6%*'D'      2.2%      1.6%      1.6%      1.5%
Ratio of net
 investment income to
 average net
 assets..............        0.4%            2.9%*'D'      2.3%      2.0%      1.5%      1.2%
Portfolio turnover
 rate................       29.2%           11.7%         15.7%     37.7%     11.2%     16.8%



          Please see Footnotes to the Financial Highlights on page 46.

                         FIRST EAGLE SOGEN FUNDS, INC.
                       FOOTNOTES TO FINANCIAL HIGHLIGHTS



 'D''D'  July 31, 1998 inception date for Class I shares.



'D''D''D' June 5, 2000 inception date for Class C shares.



     *  Annualized.



     #  Not annualized.



   'DD' Does not give effect to the deduction of the sales load.



    'D' The ratio of operating expenses to average net assets without the effect of earnings credits and, in the case of the First Eagle U.S. Value Fund, without the effect of expense reimbursements are as follows:



----------------------------------------------------------------------------------
                                                              Year Ended
                                                           October 31, 2001
                                                      ---------------------------
                                                      Class A   Class I   Class C
----------------------------------------------------------------------------------
First Eagle SoGen Global Fund.......................    1.4%      1.1%      2.1%
First Eagle SoGen Overseas Fund.....................    1.5%      1.3%      2.3%
First Eagle SoGen Gold Fund.........................    2.7%     N/A       N/A
----------------------------------------------------------------------------------



                                                  Period from September 4, 2001
                                                       to October 31, 2001
                                                  ------------------------------
                                                  Class A*   Class I*   Class C*
----------------------------------------------------------------------------------
First Eagle U.S. Value Fund.....................     3.3%       3.2%       4.1%
----------------------------------------------------------------------------------



   The ratio of net investment income to average net assets without the effect of earnings credits and, in the case of the First Eagle U.S. Value Fund, without the effect of expense reimbursements are as follows:



----------------------------------------------------------------------------------
                                                      Year Ended October 31, 2001
                                                      ---------------------------
                                                      Class A   Class I   Class C
----------------------------------------------------------------------------------

First Eagle SoGen Global Fund.......................    2.2%      2.5%      1.1%
First Eagle SoGen Overseas Fund.....................    0.9%      1.1%     (0.1%)
First Eagle SoGen Gold Fund.........................    0.4%     N/A       N/A
----------------------------------------------------------------------------------



----------------------------------------------------------------------------------
                                                  Period from September 4, 2001
                                                       to October 31, 2001
                                                  ------------------------------
                                                  Class A*   Class I*   Class C*
----------------------------------------------------------------------------------
First Eagle U.S. Value Fund.....................     1.6%       2.0%       0.8%
----------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------
                  Period from April 1, 2000 to
                          October 31,                                            Year Ended March 31,
     ------------------------------------------------------   ------------------------------------------------------------
                              2000                                  2000                 1999             1998      1997
     ------------------------------------------------------   -----------------   -------------------    -------   -------
     Class A*   Class I*    Class C*'D''D''D'                 Class A   Class I   Class A  CLass I'D''D' Class A   Class A
     ---------------------------------------------------------------------------------------------------------------------
       1.4%       1.1%                   1.9%                   1.3%      1.1%      1.2%       1.6%       1.2%      1.2%
       1.4%       1.2%                   1.9%                   1.3%      1.2%      1.3%       1.2%       1.2%      1.3%
       2.6%       N/A                    N/A                    2.2%      N/A       1.6%       N/A        1.6%      1.5%




     ----------------------------------------------------------------------------------------------------------------------
                 Period from April 1, 2000 to
                          October 31,                                            Year Ended March 31,
     ------------------------------------------------------   -------------------------------------------------------------
                              2000                                  2000                 1999             1998      1997
     ------------------------------------------------------   -----------------   ---------------------  -------   --------
     Class A*   Class I*           Class C*'D''D''D'          Class A   Class I   Class A  Class I'D''D'  Class A   Class A
     ----------------------------------------------------------------------------------------------------------------------

       2.8%       3.0%                    1.1%                  2.7%      2.9%      2.7%       2.4%       2.8%      3.1%
       2.2%       2.5%                   (0.1%)                 2.1%      2.1%      2.2%       1.8%       2.2%      2.3%
       2.9%       N/A                     N/A                   2.2%      N/A       2.0%       N/A        1.5%      1.2%

Useful Shareholder Information

How to Obtain Our Shareholder Reports
We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the FundsO performance during the last fiscal year. It also contains audited financial statements by the FundsO independent accountants.

How to Obtain Our Statement of Additional Information
This Statement of Additional Information (SAI), which is referenced in this prospectus, is available to you without charge from us. You may visit the SECOs Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SECOs Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SECOs Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at (800) SEC-0330.

How to Reach First Eagle SoGen Funds
You can send all requests for information or transactions to:
First Eagle SoGen Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You can contact us by telephone at (800) 334-2143.

You can also reach us for any reason by visiting our website at: http://www.firsteaglesogen.com

Distributor
Arnhold and S. Bleichroeder, Inc.
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas
New York, NY 10105




Investment Company Act File Number: 811-7762

                      STATEMENT OF ADDITIONAL INFORMATION


                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                          FIRST EAGLE SOGEN GOLD FUND


                              -------------------

                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000

                              -------------------

                   ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER

                       ARNHOLD AND S. BLEICHROEDER, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR



                              -------------------

    This Statement of Additional Information provides information about First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle U.S. Value Fund and First Eagle SoGen Gold Fund, four separate portfolios of First Eagle SoGen Funds, Inc. (the 'Company'), an open-end management investment company, in addition to the information contained in the Prospectus of the Company dated March 1, 2002. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with such Prospectus of the Company, a copy of which can be obtained by writing or by calling the Company at
(800) 334-2143.


    Certain disclosure has been incorporated by reference into this Statement of Additional Information from the Company's annual report. For a free copy of the annual report, please call (800) 334-2143.


                              -------------------

                                 March 1, 2002

                               TABLE OF CONTENTS


                                                              STATEMENT OF
                                                               ADDITIONAL
                                                              INFORMATION
                                                                  PAGE
                                                              ------------
Organization of the Funds...................................        1
Investment Objective, Policies and Restrictions.............        2
Management of the Company...................................       10
Investment Advisory and Other Services......................       17
Distributor of the Funds' Shares............................       18
Capital Stock...............................................       19
Computation of Net Asset Value..............................       19
How to Purchase Shares......................................       19
Tax Status..................................................       20
Portfolio Transactions and Brokerage........................       24
Custody of Portfolio........................................       25
Independent Auditors........................................       25
Financial Statements........................................       25
Appendix....................................................      A-1

                           ORGANIZATION OF THE FUNDS


    First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle U.S. Value Fund and First Eagle SoGen Gold Fund (each individually referred to as a 'Fund', collectively, the 'Funds' or, alternatively, the 'Global Fund,' the 'Overseas Fund,' the 'U.S. Value Fund,' and the 'Gold Fund,' respectively) are four separate portfolios of First Eagle SoGen Funds, Inc. (the 'Company'), an open-end investment management company incorporated under the laws of Maryland in May 1993. The Board of Directors of the Company approved changing the name of the Company from 'SoGen Funds, Inc.' to 'First Eagle SoGen Funds, Inc.' effective December 31, 1999. Each Fund is a separate, diversified portfolio of assets and has a different investment objective which it pursues through separate investment policies, as described below. The Company's investment adviser is Arnhold and S. Bleichroeder Advisers, Inc. ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Company's principal underwriter is Arnhold and S. Bleichroeder, Inc. ('ASB' or the 'Distributor'), a registered broker-dealer located in New York. Both ASB Advisers and ASB are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of New York.



    Pursuant to the laws of Maryland, the Company's jurisdiction of incorporation, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the 'Investment Company Act') or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.



    Under the provisions of the Investment Company Act, a vacancy on the Board of Directors of the Company may be filled between meetings of the shareholders of the Company by vote of the Directors then in office if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office have been elected to the office of Director by the shareholders of the Funds. In the event that at any time less than a majority of the Directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.



    The staff of the Securities and Exchange Commission has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Company, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective of the Funds

    GLOBAL FUND. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital.

    OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.


    U.S. VALUE FUND. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equities issued by U.S. corporations. To achieve its objective, the U.S. Value Fund will invest primarily in small and medium size U.S. companies. The Company considers small companies to be companies with market capitalizations of less than $1 billion and medium size companies to have market capitalizations of less than $10 billion. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.



    GOLD FUND. The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.


    When deemed appropriate by a Fund's investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including commercial paper and certificates of deposits. Investors should refer to each Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that a Fund's stated objective will be realized.

Policies and Techniques Applicable to all Funds

    The investment objectives of the Funds describe each Fund's principal investment strategies. Except as otherwise described below, each of the investment techniques below are considered to be non-principal techniques for each Fund.

Investment Policies, Techniques and Risks


    Structured Notes. Each of the Global Fund and the U.S. Value Fund may invest up to 5% of its assets in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.


    The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

    Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. No Fund expects to invest more than 5% of its total assets in unsponsored ADRs. The U.S. Value Fund does not intend to invest more than a small portion of its total assets in foreign securities.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under 'Currency Exchange Transactions.')

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

    Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund (other than the U.S. Value Fund, which only invests in foreign securities on a de minimis basis) is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of a typical mutual fund that invests in domestic equities.


    Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Global Fund and the U.S. Value Fund) in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities').

    Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

    Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

    Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.


    Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.


    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher rated securities.

    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

    Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract'). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year, but may be renewed.

    Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

    At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

    Securities purchased on a when-issued or delayed delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

Policies Applicable to the Global Fund, Overseas Fund and the U.S. Value Fund

    Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Global Fund, the Overseas Fund and the U.S. Value Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Each Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies.


    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, each Fund would continue to pay its own advisory fees and other expenses.


Investment Risks Applicable to the Gold Fund

    Fluctuations in the price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of the Fund's investments in such securities also may be affected.

Change of Objective


    The investment objective of the Overseas Fund, the U.S. Value Fund and the Gold Fund are not fundamental policies of the Funds and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.


    The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions

    In pursuing its investment objective, each Fund (except as otherwise noted) will not:

     1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

     2. Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

     3. (Overseas Fund and Gold Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

     4. (Global Fund and U.S. Value Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

     5. (Global Fund and U.S. Value Fund) -- Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion;

     6. (Global Fund and U.S. Value Fund) -- Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

     7.  Make loans, but this restriction shall not prevent a Fund from
         (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or
         (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

     8. (Overseas Fund and Gold Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

     9. (Global Fund and U.S. Value Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

    10. (Overseas Fund and Gold Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

    11. (Global Fund and U.S. Value Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity);

    12. (Overseas Fund and Gold Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

---------
* The Funds have no present intention of lending their portfolio securities.

    13. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.


    Restrictions 1 through 13 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Directors without shareholder approval. Under those non-fundamental restrictions, a Fund will not:


    a. Invest in companies for the purpose of management or the exercise of control;

    b. (Global Fund and U.S. Value Fund) -- Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

    c. (Overseas Fund and Gold Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

    d. (Global Fund and U.S. Value Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

    e. (Overseas Fund and Gold Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

    f. (Global Fund and U.S. Value Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants;

    g. (Overseas Fund and Gold Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

    h. (Overseas Fund and Gold Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments;

    i. Purchase or sell put and call options on securities or on futures contracts; and

    j. (Global Fund and U.S. Value Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

    In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

    Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrower from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

    Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.


    Total Return. From time to time each Fund advertises its average annual total return. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus). During the one year period ended October 31, 2001, average annual rates of return before-tax were 3.51%, (3.09)% and 37.93%, for the Global Fund Class A shares, the Overseas Fund Class A shares and the Gold Fund, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:
P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.



    Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period from October 31, 1991 to October 31, 2001 would have increased at an average annual compounded rate of return before-tax of 10.23%, an investment in the Overseas Fund Class A shares over the five year period from October 31, 1996 to October 31, 2001 would have increased at an average annual compounded rate of return before-tax of 7.65%, and an investment in the Gold Fund shares over the five year period from October 31, 1996 to October 31, 2001 would have decreased at an average annual compounded rate before-tax of (9.11)%.



    As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



    As the U.S. Value Fund commenced investment operations on September 4, 2001, it does not have a performance history sufficient for the calculation of any such returns.


    Comparison of Portfolio Performance. From time to time the Company may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.


    Portfolio Turnover. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds and higher levels of realized capital gains than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code').

                           MANAGEMENT OF THE COMPANY

    The business of the Company is managed by its Board of Directors, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors.


    Pertinent information regarding the members of the Board of Directors and principal officers of the Company is set forth below. Some of the Directors and officers are employees of the Adviser and its affiliates. At least a majority of the Company's Board of Directors are not 'interested persons' as that term is defined in the Investment Company Act.



                            INDEPENDENT DIRECTORS(1)



                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND         OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX      DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY     TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR     HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------     ----------------
Candace K. Beinecke, 55...Director       December   Chair, Hughes              7       Director, ALSTOM;
   One Battery Park Plaza                1999 to    Hubbard & Reed                     Director, Jacob's Pillow
   New York, New York                    present                                       Dance Festival, Inc.;
   10004                                                                               Director, Merce
                                                                                       Cunningham Dance
                                                                                       Foundation, Inc.;
                                                                                       Trustee, First Eagle
                                                                                       Funds (2 portfolios);
                                                                                       Director, First Eagle
                                                                                       SoGen Variable Funds,
                                                                                       Inc. (1 portfolio)

Edwin J. Ehrlich, 71 ...  Director       December   President,                 7       Trustee, First Eagle
  2976 Lonni Lane                        1999 to    Ehrlich Capital                    Funds (2 portfolios);
  Merrick, New York                      present    Management                         Director, First Eagle
  11566                                                                                SoGen Variable Funds,
                                                                                       Inc. (1 portfolio)

Robert J. Gellert,        Director       December   Manager and                7       Director, Formex
  71 ...................                 1999 to    Director, United                   Manufacturing, Inc.;
  122 East 42nd Street                   present    Continental Corp.;                 Trustee, First Eagle
  New York, New York                                General Partner,                   Funds (2 portfolios);
  10168                                             Windcrest Partners                 Director, First Eagle
                                                                                       SoGen Variable Funds,
                                                                                       Inc. (1 portfolio)

James E. Jordan, 56 ....  Director       December   Private Investor;          7       Director, Leucadia
  767 Fifth Avenue                       1999 to    Consultant to The                  National Corporation;
  New York, New York                     present    Jordan Company                     Director, Empire
  10153                                             (private investment                Insurance Company;
                                                    banking company);                  Director, J.Z. Equity
                                                    until June 1997,                   Partners, Plc. (a British
                                                    President and Chief                investment trust
                                                    Investment Officer                 company); Director,
                                                    of The William Penn                School of International
                                                    Company                            and Public Affairs of
                                                    (a registered                      Columbia University; Vice
                                                    investment adviser)                Chairman, New York State
                                                                                       Board of The Nature
                                                                                       Conservancy; Trustee,
                                                                                       First Eagle Funds
                                                                                       (2 portfolios); Director,
                                                                                       First Eagle SoGen
                                                                                       Variable Funds, Inc.
                                                                                       (1 portfolio)

                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND        OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX      DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY     TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR     HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------     ----------------
William M. Kelly, 57 ...  Director       December     Senior Associate,          7       Trustee, New York
  500 Fifth Avenue,                      1999 to      Lingold Associates                 Foundation; Treasurer and
  50th Floor                             present                                         Trustee, Black Rock
  New York, New York                                                                     Forest Consortium;
  10110                                                                                  Trustee, First Eagle
                                                                                         Funds (2 portfolios);
                                                                                         Director, First Eagle
                                                                                         SoGen Variable Funds,
                                                                                         Inc. (1 portfolio)

Donald G. McCouch, 59...  Director       December     Prior to 1997,             5       Director, First Eagle
  1345 Avenue of the                     1999 to      Senior Managing                    SoGen Variable Funds,
  Americas                               present      Director of Chemical               Inc. (1 portfolio)
  New York, New York                                  Bank
  10105

Fred J. Meyer, 71 ......  Director       August       Special                    5       Director, Novartis
  437 Madison Avenue                     1993 to      Advisor/Executive                  Corporation; Director,
  New York, New York                     present      office of Omnicom                  Zurich Life Insurance
  10022                                               Group, Inc. since                  Company of New York;
                                                      2001; prior thereto,               Director, Actelion Ltd.;
                                                      Vice Chairman of                   Trustee, Earthjustice
                                                      Omnicom Group, Inc.;               Legal Defense Fund;
                                                      and prior to 1998,                 Trustee, Sacred Heart
                                                      Chief Financial                    University; Director,
                                                      Officer                            First Eagle SoGen
                                                                                         Variable Funds, Inc.
                                                                                         (1 portfolio)

Dominique Raillard,       Director       April        Independent                5       Director, First Eagle
  62 ...................                 1987 to      Consultant/Private                 SoGen Variable Funds,
  15 Boulevard Delessert                 present      Investor; prior to                 Inc. (1 portfolio)
  75016 Paris France                                  March 2002 Managing
                                                      Director of Act 2
                                                      International
                                                      (Consulting)

Nathan Snyder, 67 ......  Director       March 1983   Independent                5       Director, First Eagle
  1345 Avenue of the                     to present   Consultant/Private                 SoGen Variable Funds,
  Americas                                            Investor                           Inc. (1 portfolio)
  New York, New York
  10105


---------

(1) Directors who are not 'interested persons' of the Company as defined in the Investment Company Act.

(2) The term of office of each Director expires on his/her 72nd birthday.

                            INTERESTED DIRECTORS(1)



                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------        ----------------
John P. Arnhold, 48 ....  Co-President;  December     Co-President and           7       Co-President and Trustee,
  1345 Avenue of the      Director       1999 to      Director, Arnhold                  First Eagle Funds
  Americas                               present      and S. Bleichroeder                (2 portfolios);
  New York, New York                                  Holdings, Inc.;                    Co-President and
  10105                                               Co-President                       Director, First Eagle
                                                      and Director,                      SoGen Variable Funds,
                                                      Arnhold and                        Inc. (1 portfolio)
                                                      S. Bleichroeder,
                                                      Inc.; Co-President
                                                      and Director,
                                                      Arnhold and
                                                      S. Bleichroeder
                                                      Advisers, Inc.;
                                                      President and
                                                      Director, Arnhold
                                                      and S. Bleichroeder
                                                      UK Ltd.; Co-
                                                      President and
                                                      Director, ASB
                                                      Securities, Inc.;
                                                      Director Aquila
                                                      International Fund,
                                                      Ltd.; President,
                                                      Worldvest, Inc.

Stanford S. Warshawsky,   Chairman of    December     Co-President,              7       Director, German-
  64 ...................  the Board;     1999 to      Secretary, and                     American Chamber
  1345 Avenue of the      Director       present      Director, Arnhold                  of Commerce;
  Americas                                            and S. Bleichroeder                Chairman and Trustee,
  New York, New York                                  Holdings, Inc.; Co-                First Eagle Funds
  10105                                               President, Secretary               (2 portfolios);
                                                      and Director,                      Chairman and Director,
                                                      Arnhold and                        First Eagle SoGen
                                                      S. Bleichroeder,                   Variable Funds, Inc.
                                                      Inc.; Co-President                 (1 portfolio)
                                                      and Director,
                                                      Arnhold and
                                                      S. Bleichroeder
                                                      Advisers, Inc.;
                                                      Chairman and
                                                      Director, Arnhold
                                                      and S. Bleichroeder
                                                      UK Ltd.; Co-
                                                      President and
                                                      Director, ASB
                                                      Securities, Inc.


---------


(1) Directors who are 'interested persons' of the Company as defined in the Investment Company Act. Each of Messrs. Arnhold and Warshawsky is an interested person of the Company by virtue of being an officer and a director of the Adviser.


(2) The term of office of each Director expires on his/her 72nd birthday.

                                    OFFICERS


                                   POSITION(S)    TERM OF OFFICE
                                    HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED (1)    DURING PAST FIVE (5) YEARS
     ---------------------         -----------    ---------------    --------------------------
John P. Arnhold, 48............  Co-President;    December        See table above related to Interested
  1345 Avenue of the Americas    Director         1999 to         Directors
  New York, New York 10105                        present

Jean-Marie Eveillard, 62 ......  Co-President     December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    (portfolio       to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       manager)         (with           Vice President, Arnhold and
                                                  portfolio       S. Bleichroeder Advisers, Inc.;
                                                  management      Co-President, First Eagle SoGen
                                                  responsibility  Variable Funds, Inc.; prior to 1999,
                                                  since 1979)     Director and President or Executive
                                                                  Vice President of Societe Generale
                                                                  Asset Management Corp.

Charles de Vaulx, 40 ..........  Senior Vice      December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    President        to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       (portfolio       (with           Vice President, Arnhold and
                                 manager)         portfolio       S. Bleichroeder Advisers, Inc.;
                                                  management      Senior Vice President, First Eagle
                                                  responsibility  SoGen Variable Funds, Inc.; Senior
                                                  since December  Vice President, Societe Generale
                                                  1996)           Asset Management Corp. since 1998,
                                                                  Associate Portfolio Manager from
                                                                  December 1996, Securities Analyst,
                                                                  prior to December 1996

Robert Bruno, 37 ..............  Vice President,  December 1999   Senior Vice President, Arnhold
  1345 Avenue of the Americas    Secretary and    to present      and S. Bleichroeder Holdings, Inc.;
  New York, New York 10105       Treasurer                        Vice President, Arnhold and
                                                                  S. Bleichroeder Advisers, Inc.; Vice
                                                                  President, Secretary and Treasurer,
                                                                  First Eagle Funds; Vice President,
                                                                  Secretary and Treasurer, First Eagle
                                                                  SoGen Variable Funds, Inc.; prior to
                                                                  1997, President and Chief Operating
                                                                  Officer, Coelho Associates LLC; and
                                                                  Senior Vice President and Chief
                                                                  Admin. Officer, Schroeder Wertheim
                                                                  Investment Services, Inc.

Andrew DeCurtis, 32 ...........  Vice President   November 2000   Vice President, Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Holdings, Inc.; Vice
  New York, New York 10105                                        President, First Eagle Funds; Vice
                                                                  President, First Eagle SoGen Variable
                                                                  Funds, Inc.; Assistant Vice
                                                                  President, Oppenheimer Capital prior
                                                                  to 1997

Edwin S. Olsen, 62 ............  Vice President   November 2000   Vice President of Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Holdings, Inc.; Vice
  New York, New York 10105                                        President, First Eagle Funds; Vice
                                                                  President, First Eagle SoGen Variable
                                                                  Funds, Inc.; Vice President, SG Cowen
                                                                  Securities Corp. from prior to 1999

Tracy L. Saltwick, 43 .........  Vice President   December 1999   Senior Vice President, Arnhold and S.
  1345 Avenue of the Americas    and Compliance   to present      Bleichroeder, Inc.; Vice President,
  New York, New York 10105       Officer                          ASB Securities, Inc.; Assistant Vice
                                                                  President and Compliance Officer,
                                                                  First Eagle Funds; Vice President and
                                                                  Compliance Officer, First Eagle SoGen
                                                                  Variable Funds, Inc.

                                   POSITION(S)    TERM OF OFFICE
                                    HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED (1)    DURING PAST FIVE (5) YEARS
     ---------------------         -----------    ---------------    --------------------------
Stefanie Spritzler, 28 ........  Assistant        May 2000 to      Assistant Vice President,
  1345 Avenue of the Americas    Treasurer        present          Arnhold and S. Bleichroeder
  New York, New York 10105                                         Holdings, Inc.; Assistant
                                                                   Treasurer, First Eagle Funds;
                                                                   Assistant Treasurer, First
                                                                   Eagle SoGen Variable Funds,
                                                                   Inc.; prior to May 1998, Senior
                                                                   Accountant, The Bank of New
                                                                   York; prior to September 1997,
                                                                   Senior Accountant, Prudential
                                                                   Insurance Company of America

Winnie Chin, 27 ...............  Assistant        March 2001 to    Assistant Treasurer, First
  1345 Avenue of the Americas    Treasurer        present          Eagle Funds; Assistant
  New York, New York 10105                                         Treasurer, First Eagle SoGen
                                                                   Variable Funds, Inc.; Prior to
                                                                   1997, Senior Accountant,
                                                                   Salomon Smith Barney Inc.

Suzan J. Afifi, 49 ............  Assistant        December 1999    Vice President, Arnhold and
  1345 Avenue of the Americas    Secretary        to present       S. Bleichroeder Holdings, Inc.;
  New York, New York 10105                                         Assistant Secretary, First
                                                                   Eagle Funds; Assistant
                                                                   Secretary, First Eagle SoGen
                                                                   Variable Funds, Inc.; prior to
                                                                   1997, Managing Director,
                                                                   EffectInvest Bank, Vienna,
                                                                   Austria.


---------


(1) The term of office of each officer is indefinite.



    The following table describes the standing committees of the Board of Directors of the Company.



                                                                                     NUMBER OF COMMITTEE
                                                                                       MEETINGS IN THE
    COMMITTEE NAME                   MEMBERS                      FUNCTION(S)         LAST FISCAL YEAR
    --------------                   -------                      -----------         ----------------
Nominating Committee...  Candace K. Beinecke                Nominates new                     0
                         James E. Jordan                    Independent Directors
                         Dominique Raillard                 of the Company.
                                                            (The Nominating
                                                            Committee does not
                                                            consider shareholder
                                                            recommendations.)

Valuation Committee....  John P. Arnhold                    Sets and recommends               3
                         Nathan Snyder                      securities valuation
                         Stanford S. Warshawsky             policies, supervises
                                                            the Adviser in the
                                                            valuation of Fund
                                                            assets, and, in certain
                                                            instances, values Fund
                                                            assets directly.

Audit Committee........  Robert J. Gellert                  Reviews the contract              3
                         William M. Kelly                   between the Company and
                         Fred J. Meyer                      its auditors, oversees
                                                            the Company's
                                                            accounting and
                                                            financial reporting
                                                            policies, procedures
                                                            and internal controls,
                                                            and acts as liaison to
                                                            auditors.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The Company makes no payments to any of its officers for services. However, those Directors of the Company who are not officers or employees of the Adviser, ASB or Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings') are paid by the Company and First Eagle SoGen Variable Funds, Inc. an annual fee of $12,000 and a fee of $2,000 for each meeting of the Company's Board of Directors and a fee of $1,000 for each meeting of any Committee of the Board that they attend. Such fees are allocated, generally, between the Company and First Eagle SoGen Variable Funds, Inc. on a pro rata basis in relationship to their relative net assets. Each Director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended October 31, 2001, an aggregate of $189,085 was paid, accrued or owed for Directors' fees and expenses by the Company.



    The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended October 31, 2001. Officers of the Company and Interested Directors do not receive any compensation from the Company or any other fund in the fund complex which is a U.S. registered investment company.



                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2001



                                                                                              TOTAL
                                                                  PENSION                  COMPENSATION
                                                                     OR                      PAID OR
                                                                 RETIREMENT                 OWED FROM
                                                   AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                  COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                    PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                   OWED FROM        FUND         UPON        PAID TO
NAME OF PERSON, POSITION                           REGISTRANT     EXPENSES    RETIREMENT   DIRECTORS**
------------------------                           ----------     --------    ----------   -----------
John P. Arnhold, Director*......................    $     0         N/A          N/A         $     0(2)
Candace K. Beinecke, Director...................    $19,903         N/A          N/A         $31,000(2)
Edwin J. Ehrlich, Director......................    $19,903         N/A          N/A         $32,000(2)
Robert J. Gellert, Director.....................    $22,889         N/A          N/A         $35,000(2)
James E. Jordan, Director.......................    $19,903         N/A          N/A         $32,000(2)
William M. Kelly, Director......................    $22,889         N/A          N/A         $33,250(2)
Donald G. McCouch, Director.....................    $19,903         N/A          N/A         $20,000(1)
Fred J. Meyer, Director.........................    $22,889         N/A          N/A         $23,000(1)
Dominique Raillard, Director....................    $19,903         N/A          N/A         $20,000(1)
Nathan Snyder, Director.........................    $20,903         N/A          N/A         $21,000(1)
Stanford Warshawsky, Director*..................    $     0         N/A          N/A         $     0(2)





---------






 * Interested Director.



** For this purpose, the fund complex consists of five portfolios of the Company
   (Global Fund, Overseas Fund, U.S. Value Fund (inception date September 4,
   2001) and Gold Fund, plus the First Eagle SoGen Money Fund, which was liquidated on or about April 30, 2001), the First Eagle SoGen Overseas Variable Fund and the two portfolios of the First Eagle Funds. The number in parentheses indicates the total number of other boards in the fund complex on which the Director served as of October 31, 2001.



    ADDITIONAL INFORMATION REGARDING THE DIRECTORS. The following table sets forth information as of December 31, 2001 regarding ownership by the Directors of the Company of equity securities of the Company or any other fund in the same fund complex for which each is also a director or trustee. ('Fund complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

                             INDEPENDENT DIRECTORS



                                                                        AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY SECURITIES      FUNDS OVERSEEN BY DIRECTOR IN THE FUND
         NAME                IN THE FUNDS AS OF DECEMBER 31, 2001               COMPLEX AS OF DECEMBER 31, 2001
         ----                ------------------------------------               -------------------------------
Candace K. Beinecke...                     A                                               B
Edwin J. Ehrlich......                     E                                               E
Robert J. Gellert.....                     A                                               E
James E. Jordan.......                     E                                               E
William M. Kelly......                     E                                               E
Donald G. McCouch.....                     A                                               A
Fred J. Meyer.........                     A                                               A
Dominique Raillard....                     A                                               A
Nathan Snyder.........                     A                                               A



                              INTERESTED DIRECTORS



                               OWNERSHIP OF EQUITY          AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN ALL
                             SECURITIES IN THE FUNDS            FUNDS OVERSEEN BY DIRECTOR IN THE FUND
         NAME                AS OF DECEMBER 31, 2001                COMPLEX AS OF DECEMBER 31, 2001
         ----                -----------------------                -------------------------------
John P. Arnhold.......                  E                                      E
Stanford S.                             A                                      E
  Warshawsky..........



                              -------------------

    Since January 1, 2001, none of the independent Directors who is a director and/or trustee of another investment company whose adviser and principal underwriter are ASB Advisers and ASB, respectively (e.g., First Eagle Funds and First Eagle SoGen Variable Funds, Inc.), has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or ASB, (iii) the Adviser, ASB or other affiliate of the Company, or (iv) any person controlling, controlled by or under common control with the Adviser or ASB. Also since January 1, 2001, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or ASB or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or ASB. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the company. A 'related person' is (i) an executive officer of the Company, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or ASB,
(iii) an executive officer of such an investment company, (iv) the Adviser or ASB, (v) an executive officer of the Adviser or ASB, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or ASB, or (vii) an executive officer of a person described in clause (vi) above.



    The Company, the Adviser, and its principal distributor, ASB, have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Company, with certain exceptions.



    As of January 31, 2002, the Directors and officers of the Company, as a group, owned beneficially approximately 5.53% of the outstanding common stock of the Gold Fund. As of such date, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of capital stock of each of the Global Fund, the Overseas Fund and the U.S. Value Fund.



    As of January 31, 2002, the following shareholders owned 5.00% or more of the Funds' securities:



FIRST EAGLE SOGEN GLOBAL FUND:



CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 6.46%



CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104. 17.19%; International Brotherhood of Electrical Workers, PO Box 8217, Columbus, OH 43201, 34.06%; Robert Ehman, 925 Chancery Lane, Nashville, TN 37205, 9.35%; Jean-Marie Eveillard and Elizabeth Eveillard, 3 East 84th St. New York, NY 10028, 5.94%; Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 5.09%

FIRST EAGLE SOGEN OVERSEAS FUND:



CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 26.80%



CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104. 37.94%; Bancorp South Bank, PO Box 1605, Jackson, MS 39215, 16.67%;
Mutual Selection Fund, PO Box 209, Muscataine, IA 52761, 7.08%



CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 8.78%



FIRST EAGLE U.S. VALUE FUND:



CLASS I -- Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 93.54%



FIRST EAGLE SOGEN GOLD FUND:



    Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 11.04%; Jean-Marie Eveillard and Elizabeth Eveillard, 3 East 84th St. New York, NY 10028, 5.53%


    While the Company is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Directors under the federal securities laws of the United States.

                     INVESTMENT ADVISORY AND OTHER SERVICES


    As described in the Company's Prospectuses, ASB Advisers is the Company's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund. ASB Advisers is a wholly owned subsidiary of ASB Holdings, a privately owned holding company.



    Under its investment advisory contracts with the Company on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, ASB Advisers furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Advisers also furnishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Company's officers.



    On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund, approved the Advisory Agreement between the Company and the Adviser applicable to the Funds. The Board of Directors of the Company approved the Advisory Agreement most recently on November 20, 2001. The Board of Directors of the Company considered the following factors, among others, in negotiating and approving the Advisory Agreement: the total compensation to be received, directly or indirectly, by the Adviser, including cash compensation and benefits; the expenses incurred by the Adviser in performing services under the agreement; the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds; the effect of the advisory fee on the ratio of total expenses to total assets; competitive prices for comparable services; and past performance and reliability of the Adviser. The Board of Directors concluded, in light of these factors, that approval of the Advisory Agreement served the interests of the Funds and their shareholders.



    As to each Fund, the Advisory Agreement will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.

    In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:

Global Fund..............................  1.00% of the first $25 million and 0.75%
                                           of the excess over $25 million
Overseas Fund............................  0.75%
U.S. Value Fund..........................  0.75%
Gold Fund................................  0.75%

    Advisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.


    For the fiscal year ended October 31, 2001, Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund paid investment advisory fees in the amount of $12,490,057, $3,298,050, $26,059 and $80,615, respectively. During the same period, ASB Advisers reimbursed Class A, Class C and Class I shares of the U.S. Value Fund for expenses in the amount of $15,329, $4,270 and $45,563, respectively. In addition, until December 31, 2002, ASB Advisers has agreed to limit the total expenses of the U.S. Value Fund to an annual rate of 1.50%, 2.25% and 1.25% of the Fund's average net assets for Class A, Class C and Class I shares, respectively.



    For the period from April 1, 2000 to October 31, 2000, Global Fund, Overseas Fund and Gold Fund paid investment advisory fees in the amount of $7,542,110, $1,955,560 and $53,715, respectively. The U.S. Value Fund had not yet been organized and paid no such fees during this period.


    For the fiscal year ended March 31, 2000, Global Fund, Overseas Fund and Gold Fund paid investment advisory fees in the amount of $14,567,013, $3,619,450 and $121,470, respectively. The U.S. Value Fund had not yet been organized and paid no such fees during this period.


    For the fiscal year ended March 31, 1999, Global Fund, Overseas Fund, and Gold Fund paid investment advisory fees in the amount of $23,196,530, $5,519,451 and $201,757, respectively. Although no advisory fee waiver or expense reimbursement was required for the year ended March 31, 1999, SGAM Corp. voluntarily reimbursed Class I shares of Global Fund and Overseas Fund in the amount of $30,997 and $9,036, respectively. The U.S. Value Fund had not yet been organized and paid no such fees during this period.


    A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Systems, Inc. ('DST') in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis.

                        DISTRIBUTOR OF THE FUNDS' SHARES


    Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Global Fund's Class A and Class C shares, the Overseas Fund's Class A and Class C shares, the U.S. Value Fund's Class A and Class C shares, and the Gold Fund. The Distributor, like the Adviser, is a wholly owned subsidiary of ASB Holdings.


    The Funds pay the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. These payments may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds' Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreement between ASB and the Company, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.

    The Funds' Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. For the fiscal year ended
October 31, 2001, the Company paid $5,156,208. For the period from April 1, 2000 to October 31, 2000, the Company paid $3,109,127. For the fiscal year ended March 31, 2000, the Company paid $5,925,946. The Class I shares of the Global Fund, the Overseas Fund and the U.S. Value Fund do not participate in the Plan.



    For the fiscal year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000, and during the fiscal years ended March 31, 2000 and March 31, 1999, the aggregate amount of sales charges on sales of the Company's shares was $572,469, $384,855, $785,037 and $1,969,898, respectively.


                                 CAPITAL STOCK

    The capital stock of the Company consists of shares of common stock, which are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the
U.S. Value Fund, and shares of the Gold Fund. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

    The Board of Directors is authorized to reclassify and issue any shares of the Company without shareholder approval. Accordingly, in the future, the directors may create additional series or class of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Maryland law. Each share of common stock of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Directors or on any other matter.

                         COMPUTATION OF NET ASSET VALUE

    Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.


    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated 'Tier 1' securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or their delegates. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Company's portfolio securities and other assets and its outstanding securities as of October 31, 2001, appears as the Statement of Assets and Liabilities for the Company.


                             HOW TO PURCHASE SHARES

    The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectuses.

    As stated in their Prospectus, shares of the each Fund may be purchased at net asset value by various persons associated with the Company, the Adviser, ASB, ASB Holdings, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.


                                   TAX STATUS


    Each Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.



    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.


    Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.


    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written note to shareholders. Distributions of net capital gains, if any, designated as capital gains distributions, are taxable to individual shareholders at a maximum 20% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more than one year, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

    Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold to generate cash to satisfy its distribution requirements. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends from investment company taxable income paid by the Fund to its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders.



    Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.



    Generally, the hedging transactions undertaken by the Funds may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.



    Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


    Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain 'appreciated financial positions' if generally the Fund enters into a short sale of offsetting notional principal contract with respect to, or a futures or a forward contract to deliver the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.



    If a Fund has long-term capital gain from a 'constructive ownership transaction' with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and contemporaneous maturity dates.



    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary gain or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in terms of a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gain or loss as capital gain or loss or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment.



    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal income tax rates, generally depending upon the shareholder's holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.


    Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.


    Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from its U.S. federal gross income, if any.



    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign source 'passive income' generally includes foreign source dividends (other than dividends from non-controlled section 902 corporations, and certain other corporations), interest, capital gains and foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than 'qualified passive income.' The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to a foreign country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.



    Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as 'passive foreign investment companies' or 'PFICs'), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain 'excess distributions' from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.



    A Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund ('QEF') election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.



    Each Fund may be required to withhold U.S. federal income tax currently at the rate of 30% (subject to phased-in reductions) of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rule. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.


    Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in economic reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtain in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Directors, including a majority of the Directors who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Directors.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


    According to the Company's records, the amount of brokerage commissions paid by the Company during the fiscal year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000 and for the fiscal years ended March 31, 2000 and March 31, 1999, which was attributable to research services was $2,985,943, $1,599,266, $3,211,027 and $3,265,441, respectively, in connection with transactions amounting to $1,305,197,411, $718,070,154, $1,590,808,974 and
$2,138,310,479, respectively. During the fiscal year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000 and during the fiscal years ended March 31, 2000 and March 31, 1999, the Company paid total brokerage commissions of $2,985,943, $1,599,266, $3,211,027 and $3,632,838, respectively, of which
$224,622 (representing 7.52% of total brokerage commissions), $21,810 (representing 1.36% of total brokerage commissions), $285,343 (representing 8.89% of total brokerage commissions) and $232,451 (representing 6.40% of total brokerage commissions), respectively, was paid to broker-dealer affiliates of the Adviser. For the same periods, the percentage of brokerage transactions involving payment of commissions to broker-dealer affiliates of the Adviser was 5.03% of total transactions, 1.89% of total transactions, 2.50% of total transactions and 0.62% of total transactions, respectively.


                              CUSTODY OF PORTFOLIO


    The Company's custodian and foreign custody manager for the Funds' assets is The Bank of New York, One Wall Street, New York, NY 10286.


                              INDEPENDENT AUDITORS

    The Company's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                              FINANCIAL STATEMENTS


    The Company's financial statements and notes thereto appearing in the October 31, 2001 Annual Report to Shareholders and the report thereon of KPMG LLP, Certified Public Accountants, appearing therein are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to First Eagle SoGen Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

Moody's Ratings

    AAA -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'giltedge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    AA -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- BONDS A-1 -- A-RATED BB, B, CCC AND CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                         FIRST EAGLE SOGEN FUNDS, INC.
                                     PART C

                               OTHER INFORMATION

Item 23. Exhibits


EXHIBIT
-------
(a)(1)   -- Articles of Incorporation of the Registrant.*
(a)(2)   -- Articles of Amendment and Restatement.**
(a)(3)   -- Articles Supplementary.*****
(a)(4)   -- Articles of Amendment.*****
(b)      -- By-Laws of the Registrant as amended through August 17,
            1993.**
(c)      -- Specimen Certificates representing shares of Common Stock
            ($.001 par value).**
(d)(1)   -- Amended and Restated Investment Advisory Contract between the Registrant and Arnhold and S. Bleichroeder Advisers,
            Inc. ('ASB Advisers').*****
(e)(1)   -- Amended and Restated Underwriting Agreement between the
            Registrant and Arnhold and S. Bleichroeder, Inc.*****
(e)(2)   -- Form of Selling Group Agreement.****
(f)      -- Not applicable.
(g)(1)   -- Custody Agreement between the Registrant and The Bank of
            New York.****
(g)(2)   -- Transfer Agency and Registrar Agreement between the
            Registrant and DST Systems, Inc.***
(g)(3)   -- Foreign Custody Manager Agreement between the Registrant and The Bank of New York.****
(g)(4)   -- Investment Accounting Agreement between the Registrant
            and State Street Bank and Trust Company.****
(h)      -- Not applicable.
(i)      -- Not applicable.
(j)      -- Consent of KPMG LLP is filed herewith.
(k)      -- Not applicable.
(l)      -- Not applicable.
(m)      -- Amended and Restated Rule 12b-1 Distribution Plan and
            Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.*****
(n)      -- Amended and Restated Multiple Class Plan pursuant to Rule
            18f-3 is filed herewith.
(o)      -- Not applicable.
(p)      -- Code of Ethics.*****


---------

    * Incorporated herein by reference to the Registration Statement filed on or about May 28, 1993.

   ** Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.


  *** Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.



 **** Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.

***** Incorporated herein by reference to Post-Effective Amendment No. 17 filed on or about August 17, 2001.


Item 24. Person Controlled or Under Common Control With Registrant

    None.

Item 25. Indemnification

    Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

    The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release
No. IC-11330 of September 4, 1980.

    In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, as amended (the '1940 Act'), the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ('indemnitee') was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ('disabling conduct') or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification)
(1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser

    ASB Advisers is the Registrant's investment adviser. In addition to the Registrant, ASB Advisers acts as investment adviser to First Eagle SoGen Variable Funds, Inc., First Eagle Funds and Aetos Corporation.


    ASB Advisers is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. Through another wholly owned subsidiary, Arnhold and S. Bleichroeder, Inc., a registered broker-dealer, Arnhold and S. Bleichroeder Holdings, Inc. maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:

                             POSITION WITH THE                         BUSINESS AND OTHER
         NAME                     ADVISER                                 CONNECTIONS
         ----                     -------                                 -----------
Henry H. Arnhold......   Director                    Co-Chairman of the Board of Arnhold and S.
                                                     Bleichroeder Holdings, Inc.; Director, Aquila International
                                                     Fund Limited; Trustee, The New School for Social
                                                     Research; Director, Conservation International
John P. Arnhold.......   Co-President and Director   Co-President and Director, Arnhold and S. Bleichroeder
                                                     Holdings, Inc.; Co-President and Director, Arnhold and S.
                                                     Bleichroeder, Inc.; President and Director, Arnhold and
                                                     S. Bleichroeder, UK Ltd.; Co-President and Director, ASB
                                                     Securities, Inc.; Director, Aquila International Fund
                                                     Limited; President, WorldVest, Inc.; Co-President and
                                                     Trustee, First Eagle Funds; Co-President and Director,
                                                     First Eagle SoGen Funds, Inc. and First Eagle SoGen
                                                     Variable Funds, Inc.
Stanford S.              Co-President and Director   Co-President, Secretary and Director, Arnhold and S.
  Warshawsky..........                               Bleichroeder Holdings, Inc.; Co-President, Secretary and
                                                     Director, Arnhold and S. Bleichroeder, Inc.; Co-President
                                                     and Director, ASB Securities, Inc.; Director, German-American
                                                     Chamber of Commerce; Chairman and Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.; Chairman of the Board and
                                                     Trustee, First Eagle Funds, Chairman of the Board and Director,
                                                     First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable
                                                     Funds, Inc.
Stephen M. Kellen.....   Director                    Co-Chairman of the Board of Arnhold and S.
                                                     Bleichroeder Holdings, Inc.; Co-Chairman of the Board of
                                                     Arnhold and S. Bleichroeder, Inc.; Trustee, The Carnegie Society
                                                     and WNET/Thirteen; Trustees Council of The National
                                                     Gallery of Art
Robert Miller.........   Vice President, Secretary   Senior Vice President, and Director, Arnhold and S.
                          and Treasurer              Bleichroeder, Inc.; Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.
Robert Bruno..........   Vice President              Senior Vice President, Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Vice President, Secretary and Treasurer, First Eagle Funds;
                                                     Vice President, Secretary and Treasurer, First Eagle
                                                     SoGen Funds, Inc. and First Eagle SoGen Variable
                                                     Funds, Inc.
William P. Casciani...   Vice President              Senior Vice President and Compliance Officer, Arnhold
                                                     and S. Bleichroeder, Inc. Vice President, ASB
                                                     Securities, Inc.
Charles de Vaulx.....   Vice President               Senior Vice President, Arnhold and S. Bleichroeder Holdings,
                                                     Inc.; Senior Vice President, First Eagle SoGen Funds,
                                                     Inc. and First Eagle SoGen Variable Funds, Inc.
Jean-Marie              Vice President               Senior Vice President, Arnhold and S. Bleichroeder Holdings,
  Eveillard...........                               Inc.; Co-President, First Eagle SoGen Funds, Inc. and
                                                     First Eagle SoGen Variable Funds, Inc.
Michael G. Klemballa.   Vice President               Senior Vice President and Comptroller, Arnhold and S.
                                                     Bleichroeder, Inc. Vice President, ASB Securities, Inc.
Allan Langman........   Vice President               Senior Vice President, Treasurer and Director, Arnhold
                                                     and S. Bleichroeder, Inc. Vice President, ASB
                                                     Securities, Inc.
Vincent S. Viglione...   Vice President              Senior Vice President and Assistant Treasurer, Arnhold
                                                     and S. Bleichroeder, Inc.

Item 27. Principal Underwriters


    (a) Arnhold and S. Bleichroeder, Inc. is the Registrant's distributor (the "Distributor"). It also serves as principal underwriter for First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable Funds, Inc.

    (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:


              NAME AND                     POSITION AND OFFICES         POSITION AND OFFICES WITH
          BUSINESS ADDRESS*                  WITH UNDERWRITER                  REGISTRANT
          -----------------                  ----------------                  ----------
Stanford S. Warshawsky...............  Co-President, Director and     Chairman of the Board and Director
                                         Secretary
John P. Arnhold......................  Co-President and Director      Co-President and Director
Tracey L. Saltwick...................  Senior Vice President          Vice President and Compliance
                                                                        Officer


---------

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

    (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, The Bank of New York, One Wall Street, New York, New York 10286 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 29. Management Services

    Not applicable.

Item 30. Undertakings

    The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 26th day of February, 2002.




                                          FIRST EAGLE SOGEN FUNDS, INC.

                                          By:         /S/ JOHN P. ARNHOLD
                                              ..................................
                                                      JOHN P. ARNHOLD,*
                                                        CO-PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                 CAPACITY                        DATE
                ---------                                 --------                        ----
           /s/ JOHN P. ARNHOLD*                           Director                    February 26, 2002
 .........................................
            (JOHN P. ARNHOLD)

         /s/ CANDACE K. BEINECKE*                         Director                    February 26, 2002
 .........................................
          (CANDACE K. BEINECKE)

          /s/ EDWIN J. EHRLICH*                           Director                    February 26, 2002
 .........................................
            (EDWIN J. EHRLICH)

          /s/ ROBERT J. GELLERT*                          Director                    February 26, 2002
 .........................................
           (ROBERT J. GELLERT)

           /s/ JAMES E. JORDAN*                           Director                    February 26, 2002
 .........................................
            (JAMES E. JORDAN)

          /s/ WILLIAM M. KELLY*                           Director                    February 26, 2002
 .........................................
            (WILLIAM M. KELLY)

          /s/ DONALD G. MCCOUCH*                          Director                    February 26, 2002
 .........................................
           (DONALD G. MCCOUCH)

            /s/ FRED J. MEYER*                            Director                    February 26, 2002
 .........................................
             (FRED J. MEYER)

         /s/ DOMINIQUE RAILLARD*                          Director                    February 26, 2002
 .........................................
           (DOMINIQUE RAILLARD)

            /s/ NATHAN SNYDER*                            Director                    February 26, 2002
 .........................................
             (NATHAN SNYDER)

       /s/ STANFORD S. WARSHAWSKY*                        Director                    February 26, 2002
 .........................................
         (STANFORD S. WARSHAWSKY)

             /s/ ROBERT BRUNO               Vice President, Secretary, Treasurer      February 26, 2002
 .........................................    (Principal Financial and Accounting
              (ROBERT BRUNO)                  Officer)

       *By        /S/ ROBERT BRUNO
 .........................................
               ROBERT BRUNO
            POWER-OF-ATTORNEY

                                 EXHIBIT INDEX


EXHIBIT                         DESCRIPTION                           PAGE
-------                         -----------                           ----
(j)     -- Consent of KPMG LLP. ....................................
(n)     -- Amended and Restated Multiple Class Plan pursuant to
           Rule 18f-3...............................................



                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...................................'D'
The double dagger symbol shall be expressed as............................'DD'